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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): JANUARY 29, 1999
                                                         ------------------

                          SARATOGA BEVERAGE GROUP, INC.
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             (Exact name of registrant as specified in its charter)


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    DELAWARE                       33-62038NY                   14-1749554
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 (State or other                (Commission File               (IRS Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)
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            11 GEYSER ROAD
      SARATOGA SPRINGS, NEW YORK                               12866
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(Address of principal executive offices)                     (Zip Code)
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                                 (518) 584-6363
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              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 29, 1999, Saratoga Beverage Group, Inc. (the "Registrant") consummated the acquisition by merger of The Fresh Juice Company, Inc. ("Fresh Juice"). Fresh Juice manufactures, markets and distributes fresh squeezed and frozen fresh squeezed citrus juices, fresh fruit smoothies (blends of juices and purees) and other non-carbonated beverages marketed under the labels "Fresh Pik't," "the Fresh Juice Company," "Hansen's," "Ultimate" and "Just Pik't." Fresh Juice will be operated as a wholly owned subsidiary of the Registrant.

                  Pursuant to the terms of the Restated Agreement and Plan of Merger dated as of October 13, 1998 (the "Merger Agreement"), each holder of a share of Fresh Juice common stock will receive $2.244 per share in cash and 0.33 shares of Class A common stock of the Registrant. In the aggregate, the stockholders of Fresh Juice will receive approximately $14.3 million in cash and approximately 2.14 million shares of Class A common stock of the Registrant. The purchase price was negotiated by arm's length negotiation of the parties. Prior to the commencement of negotiations between the Registrant and Fresh Juice or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

                  Pursuant to the terms of the Merger Agreement, Steven Bogen, Chief Executive Officer of Fresh Juice, was added to the Board of Directors of the Registrant. Mr. Bogen has also become a consultant to the Registrant following the Merger. Jeffrey Heavirland, in addition to his current responsibilities of Chief Executive Officer of The Fresh Juice of California, Inc. d/b/a Hansen's Juice Company, a subsidiary of Fresh Juice, has become an officer of the Registrant.

                  In connection with the merger, the Registrant consummated a secured financing with NationsBank, N.A., which included a $8 million term loan and a $14 million revolving credit facility. The financing constituted the source of the funds for the acquisition.

                  The Registrant's February 1, 1999 press release and the Merger Agreement and exhibits thereto each appears as an Exhibit to this Current Report and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

                  The financial statements of Fresh Juice required by Item 7(a) hereof were previously reported in the Registrant's Registration Statement on Form S-4 filed with the SEC on December 24, 1998 (File No. 333-69707) and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.



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(b)      Pro forma financial information.

                  The pro forma information of Fresh Juice required by Item 7(b) hereof were previously reported in the Registrant's Registration Statement on Form S-4 filed with the SEC on December 24, 1998 (File No. 333-69707) and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

(c)      Exhibits.

EXHIBIT NO.    DESCRIPTION

2.1 Restated Agreement and Plan of Merger dated as of October 13, 1998 by and among the Registrant, Rowale Corp. and Fresh Juice (incorporated by reference to Exhibit 10.25 of the Registrant's Registration Statement on Form S-4 filed with the SEC on December 24, 1998 (File No. 333-69707)).

99.1           Press Release dated February 1, 1999.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SARATOGA BEVERAGE GROUP, INC.


                                      By: /s/ Robin Prever
                                         --------------------------------------
                                          Robin Prever
                                          President and Chief Executive Officer


Date:    February 4, 1999


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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION

2.1 Restated Agreement and Plan of Merger dated as of October 13, 1998 by and among the Registrant, Rowale Corp. and Fresh Juice (incorporated by reference to Exhibit 10.25 of the Registrant's Registration Statement on Form S-4 filed with the SEC on December 24, 1998 (File No. 333-69707)).

99.1           Press Release dated February 1, 1999.